                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2003
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

       New York                     0-21324                  06-1344888
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Regulation FD Disclosure.
            -----------------------------------------

            On September 29, 2003, NYFIX, Inc. (the "Company")  announced it had completed its acquisition of 100% of Renaissance  Trading  Technologies LLC. The
text of a press  release  issued by the Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.       Exhibits
            -----------       --------

            99.1              Press release of NYFIX, Inc. dated September 29,
                              2003.

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                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NYFIX, INC.

                                              By:  /s/ Mark R. Hahn
                                                   -----------------------------
                                                   Mark R. Hahn
                                                   Chief Financial Officer
September 29, 2003

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